UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New Perspective Fund

The multidimensional impact of currency fluctuations

[photo of an LED display showing currency exchange rates]

Annual report for the year ended September 30, 2008

New Perspective Fund® seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

In this report

Special feature

6	The multidimensional
impact of currency
fluctuations

A closer look at how changing
currency values can affect
New Perspective Fund and its
portfolio companies.

Contents

1	Letter to shareholders

4	The value of a long-term
perspective

12	Summary investment
portfolio

17	Financial statements

31	Board of directors and
other officers

[photo of an LED display showing currency exchange rates]

Fellow shareholders:

Several years of strong global equity returns gave way to extremely challenging market conditions during the 12 months ended September 30, 2008. At the center of the storm were the U.S. housing and mortgage troubles, which transformed into a full-fledged global credit crunch that weighed heavily on markets and investors. Governments and central bankers worldwide intervened in unprecedented ways but a steady stream of financial institutions became imperiled, undermining investor confidence.

Amid this difficult environment, shares of New Perspective Fund fell 22.5% for those shareholders who invested the December 2007 dividend and capital gain distributions totaling $2.944 a share.

While disappointing, the fund’s results were better than those of its key benchmarks: The unmanaged MSCI World Index — a measure of stock markets in 23 developed nations — fell 25.6%, and the Lipper Global Funds Average, a gauge of the fund’s peer group, fell 26.5%.

The long-term outlook we employ in managing the fund and that we urge shareholders to take when evaluating their investment results is especially important during the market conditions we are currently facing. The time periods shown in the table below underscore the fact that long-term investors in the fund have realized solid absolute and relative returns.

Trouble spreads beyond financials

As we noted in the concluding paragraphs of last year’s letter to shareholders, we harbored serious concerns about the possibility that trouble in the U.S. mortgage sector might worsen and usher in further economic turmoil. Indeed, this came to pass and was perhaps most dramatically evident in the downfall of several marquee financial institutions, including Bear Stearns and Lehman Brothers, as well as the government takeover of Fannie Mae and Freddie Mac.

Rising concern about recession and deflation in many regions around the world and less clarity about corporate earnings have created very volatile markets for investors. Among stocks, financial companies fell furthest but every sector declined.

[Begin Sidebar]
Results at a glance

(Average annual total returns for periods ended September 30, 2008, with all distributions reinvested)

				Lifetime
	1 year	5 years	10 years	(since 3/13/73)

New Perspective Fund (Class A shares)	–22.5%	9.7%	8.5%	12.8%

MSCI indexes*:
World Index	–25.6	7.9	4.3	9.5
USA Index	–21.7	5.4	2.9	10.0

Lipper Global Funds Average†	–26.5	7.2	5.4	11.7

*The indexes are unmanaged.
† Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges. New Perspective’s returns do not include sales charges.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

	September 30
	2008	2007

The Americas	40.9%	36.3%
United States	34.1	29.1
Canada	3.4	3.6
Brazil	2.3	2.4
Argentina	0.6	0.3
Mexico	0.5	0.9

Europe	34.5	40.2
Euro zone*	21.9	24.4
United Kingdom	5.4	7.9
Switzerland	4.4	4.9
Denmark	1.6	1.5
Sweden	0.5	0.7
Russia	0.5	0.3
Norway	0.2	0.5

Asia/Pacific Basin	12.7	16.3
Japan	5.7	6.6
Australia	2.0	2.7
Taiwan	1.9	1.7
South Korea	1.2	2.4
Hong Kong	0.7	1.1
India	0.6	1.0
China	0.4	—
Singapore	0.2	0.6
Malaysia	—	0.2

Other	0.5	1.5
Short-term securities &
other assets less liabilities	11.4	5.7

Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain.
[End Sidebar]

In all, the U.S. stock market slid 21.7%* during the 12 months ended September 30, 2008, and was wracked by further volatility and a steeper downturn immediately after the close of the period.

*Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

Europe looked like it might avoid the mortgage problems emanating from the U.S. until global credit markets for all instruments began to dry up. At that point, the region’s vulnerability from exposure to a host of credit products became apparent. As markets stopped trading efficiently, any concern about recession, commodity prices or other economic indicators had a huge impact on security values. European markets fell 30.5%.

Despite a banking sector that was relatively less exposed to global credit markets, Japanese stock markets lost 26.8% for the 12 months. Continuing economic sluggishness and political uncertainty, as well as the pending slowdown in the United States — the biggest importer of Japanese goods — were largely to blame.

As evident in the significant stock market declines in Korea (–41.7%), Hong Kong (–35.7%), Australia (–34.5%), Brazil (–20.8%) and Canada (–18.2%), no area of the world escaped the damage.

Currency fluctuations had a mixed impact on returns for fund investors. The dollar, which had generally weakened for the past two years, reversed course and strengthened against most major currencies with the exception of the Japanese yen. While an appreciating dollar can shrink returns for U.S.-based investors in companies domiciled outside the U.S., the reality is that currency shifts have a complex impact on the global economy. To learn more, please turn to the feature article “The multidimensional impact of currency fluctuations” that begins on page 6.

[photo of foreign currency]

Declines in every sector

As mentioned, the broad-based market downturn spared no sector, and fund results reflected the breadth and intensity of the decline. Of the more than 180 companies held for the full period, only 18 finished in positive territory.

New Perspective’s 10 largest holdings reflected broader trends: Brazilian energy company Petrobras (+16.4%) recorded a gain, while Oracle (–6.2%), Bayer (–8.4%), Barrick Gold (–8.8%), Microsoft (–9.4%), Honda Motor (–11.6%), Roche (–13.9%) and Novo Nordisk (–15.2%) held up better than the broader market. Cisco Systems (–31.9%) and Citigroup (–56.1%) fell more sharply.

Opportunities emerging

Riding out market turmoil is a challenge, but for long-term investors there is generally opportunity amid the adversity. In this case, volatile conditions sparked some seemingly indiscriminate selling within the market. This can offer real value for investors with the research capability and financial resources to act.

[Begin Sidebar]
Largest equity holdings

Percent of net assets

Microsoft	2.8%
Barrick Gold	1.9
Cisco Systems	1.8
Bayer	1.8
Novo Nordisk	1.6
Petrobras	1.5
Citigroup	1.5
Oracle	1.5
Roche	1.4
Honda Motor	1.3
[End Sidebar]

With a cash and cash equivalents position of 11.4%, we have resources to deploy and have been focusing on what we believe are solid companies whose stock prices have been unfairly battered. Particular areas of interest include a number of European telecommunications companies that, despite solid growth prospects and extremely attractive dividend yields, are trading at very low valuations. Similarly healthy yields and attractive valuations are behind our investments in a number of European utilities, most of which have strong balance sheets and pre-sold future production at rates that can help ensure healthy profits.

Looking ahead

While we are encouraged by the recent coordinated efforts of governments and central banks to stave off further turmoil in the global financial system, the economic picture remains cloudy. Further pain almost certainly lies ahead, but we will continue to rely on our long-standing investment approach: focusing on risk and intensely evaluating opportunities one company at a time.

We thank you for your commitment to long-term investing.

Cordially,

/s/ Robert W. Lovelace
Robert W. Lovelace
President

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman

November 5, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2008)*

	1 year	5 years	10 years

Class A shares	–26.97%	8.36%	7.87%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.75%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

Expense ratios and turnover rates*
Year ended September 30, 2008

	New Perspective Fund	Industry average†

Expense ratio	0.71%	1.38%
Portfolio turnover rate	42%	60%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Latest available data for front-end load funds in the Lipper Global Funds category.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. The expense ratio shown reflects the waiver, without which it would have been 0.75%. The waiver may be discontinued at any time, but it is expected to continue at the current level until further review. The fund’s investment adviser and board intend to review the waiver as circumstances warrant. The investment adviser may reduce or discontinue the reimbursement at any time. Please see the Financial Highlights table on pages 25 and 26 for details.

[begin mountain chart]
Date	New Perspective Fund with dividends reinvested[1,3]	New Perspective Fund excluding dividends[1]	MSCI USA Index with dividends reinvested[4]	MSCI World Index with dividends reinvested[4]

3/13/73	$9,425	$9,425	$10,000	$10,000
9/30/73	$9,931	$9,931	$9,646	$9,493
9/30/74	$7,397	$7,159	$5,797	$5,885
9/30/75	$10,761	$9,945	$7,955	$7,645
9/30/76	$12,711	$11,414	$10,381	$9,325
9/30/77	$13,041	$11,447	$9,927	$9,682
9/30/78	$17,330	$14,851	$10,955	$11,891
9/30/79	$20,086	$16,785	$12,044	$13,358
9/30/80	$24,849	$20,236	$14,203	$15,940
9/30/81	$25,297	$19,876	$13,950	$14,915
9/30/82	$27,132	$19,970	$15,461	$15,310
9/30/83	$39,066	$27,021	$22,068	$21,623
9/30/84	$39,467	$26,470	$23,024	$22,854
9/30/85	$45,547	$29,634	$26,532	$28,609
9/30/86	$63,229	$40,199	$34,782	$45,568
9/30/87	$94,662	$59,018	$49,363	$65,790
9/30/88	$81,177	$49,425	$42,826	$61,886
9/30/89	$103,896	$61,382	$56,879	$77,849
9/30/90	$98,828	$56,985	$52,018	$61,412
9/30/91	$122,408	$68,721	$68,593	$76,935
9/30/92	$132,246	$72,778	$76,212	$76,606
9/30/93	$156,496	$84,770	$86,181	$92,610
9/30/94	$176,224	$94,196	$89,654	$100,086
9/30/95	$209,056	$110,012	$117,254	$115,068
9/30/96	$231,302	$119,395	$142,382	$131,407
9/30/97	$300,629	$152,502	$199,645	$163,771
9/30/98	$304,321	$152,132	$221,700	$164,609
9/30/99	$421,280	$208,845	$284,076	$213,848
9/30/00	$501,040	$247,471	$316,802	$231,980
9/30/01	$393,481	$192,176	$231,378	$167,321
9/30/02	$333,032	$160,633	$180,997	$135,766
9/30/03	$434,522	$207,655	$226,168	$171,091
9/30/04	$511,218	$242,508	$256,963	$201,256
9/30/05	$611,798	$287,485	$290,284	$240,513
9/30/06	$708,475	$328,630	$321,084	$275,971
9/30/07	$888,860	$406,256	$375,290	$335,800
9/30/08	$688,766	$309,140	$293,738	$249,781
[end mountain chart]

Year ended
September 30	1973	[5]	1974	1975	1976	1977	1978	1979	1980
Total value
Dividends reinvested	—		$325	401	336	279	319	443	501
Value at year-end	$9,931		7,397	10,761	12,711	13,041	17,330	20,086	24,849
NPF’s total return	(0.7)%		(25.5)	45.5	18.1	2.6	32.9	15.9	23.7

Year ended
September 30	1981		1982	1983	1984	1985	1986	1987	1988
Total value
Dividends reinvested	930		1,666	1,830	1,205	1,195	1,178	1,393	1,819
Value at year-end	25,297		27,132	39,066	39,467	45,547	63,229	94,662	81,177
NPF’s total return	1.8		7.3	44.0	1.0	15.4	38.8	49.7	(14.2)

Year ended
September 30	1989		1990	1991	1992	1993	1994	1995	1996
Total value
Dividends reinvested	2,603		2,615	2,977	2,522	2,171	2,229	2,811	4,126
Value at year-end	103,896		98,828	122,408	132,246	156,496	176,224	209,056	231,302
NPF’s total return	28.0		(4.9)	23.9	8.0	18.3	12.6	18.6	10.6

Year ended
September 30	1997		1998	1999	2000	2001	2002	2003	2004
Total value
Dividends reinvested	4,362		4,385	3,039	1,765	5,394	5,382	3,371	3,606
Value at year-end	300,629		304,321	421,280	501,040	393,481	333,032	434,522	511,218
NPF’s total return	30.0		1.2	38.4	18.9	(21.5)	(15.4)	30.5	17.7

Year ended
September 30	2005		2006	2007	2008
Total value
Dividends reinvested	5,274		8,204	11,138	16,291
Value at year-end	611,798		708,475	888,860	688,766
NPF’s total return	19.7		15.8	25.5	(22.5)

Average annual total return for fund’s lifetime: 12.6%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]Includes reinvested dividends of $108,084 and reinvested capital gain distributions of $350,161.
[4]The indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.
[5]For the period March 13, 1973 (when the fund began operations), through September 30, 1973.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[close up photo of a currency exchange display]

The multidimensional impact of currency fluctuations

[photo of a person purchasing bread - foreign currency in hand]

Global investing brings with it a host of challenges, among which are analyzing companies with diversified and far-reaching operations; evaluating the cultural, business and regulatory environments that govern overseas markets; and developing an investment organization with the scope and personnel required to support a comprehensive worldwide approach. Another key area of analysis centers on identifying the repercussions that fluctuating currencies can have on companies and investments.

Getting to the heart of the last challenge means posing variations on the questions individuals encounter when planning for a European vacation or a trip to the Far East. How should the value of the dollar affect my choices? How can I minimize the impact a weak dollar will have on my purchasing power or maximize the buying power of a strengthening dollar?

Multinational companies face similar questions and challenges as they develop business strategies and configure operations.

In the next few pages, we examine some of the ways that fluctuating currencies can affect your fund and how our analysts and portfolio counselors factor the potential for currency change into their analysis of multinational companies.

A reality when operating globally

“In the days before operating globally was standard practice for large companies, vacillating currency was less of a concern,” says Rob Lovelace, New Perspective’s president and one of the fund’s portfolio counselors. “A company manufacturing and selling its products primarily in the United States was insulated from changes in the pound or yen. Yet as companies began seeking opportunities beyond their borders, they necessarily began transacting in multiple currencies and faced the exposure that comes with doing so.”

Indeed, it’s taken for granted these days that an American retailer will have stores in Tokyo and receive revenues in yen, or that a Japanese automotive company with a plant in Ohio will pay wages in U.S. dollars.

[Begin Sidebar]
Why do currencies change in value?

The value of a currency rises and falls for many of the same reasons that individual stocks gain and lose value. Thus, it may be helpful to think of a currency as the “stock” of the country that issued it. The direction of that stock is, to a large degree, dependent on the conditions and prospects of that country. For instance, if a nation is politically and economically stable with a healthy balance sheet and solid economic growth prospects, its currency will often reflect that by retaining value or appreciating against other currencies.

Another significant influence is the prevailing interest rates of the country issuing the currency. If global investors can earn a relatively high rate of interest by buying a country’s bonds, demand for those bonds will increase and that country’s currency will rise as investors in other parts of the world exchange their native currency for the currency in which the bond is denominated.
[End Sidebar]

[Begin Sidebar]
Major fluctuations from year to year

As illustrated in the chart below, in recent years, five currencies fluctuated significantly relative to the U.S. dollar from calendar year to year. Yet predicting movements is difficult.

New Perspective Fund invests throughout the world and owns companies denominated in many different currencies. This can help mitigate the effects of fluctuations in a particular currency while still providing shareholders with access to opportunities around the globe.

[The span of numbers along the y-axis, from highest to lowest, represent "strengthening vs. U.S. dollar" to "weakening vs. U.S. dollar", respectively]

[begin bar chart]
	1999	2000	2001	2002	2003	2004	2005	2006	2007
Euro	-14.64	-6.34	-5.16	17.86	20.2	7.76	-13.22	11.79	10.87
Japanese Yen	10.2	-10.37	-12.86	10.44	10.73	4.59	-13.18	-0.94	6.66
Canadian Dollar	5.84	-3.38	-5.9	1.04	22.25	7.85	2.57	0.38	17.91
British Pound	-3.13	-7.32	-2.57	10.62	11.2	7.25	-10.58	14	1.71
Korean Won	6.15	-10.45	-3.69	10.75	-0.46	15.1	2.41	8.69	-0.65
[end bar chart]

Source: MSCI.
[End Sidebar]

[photo of a blackboard advertising bread]
[photo of a foreign currency]
“Every company that I cover does business in more countries and currencies today than it did five to 10 years ago — and by a considerable margin,” states software analyst Paul Benjamin. “Back then, probably 90% of the revenue for many of the companies I cover came out of Western Europe and the U.S. Today that number is probably closer to 65%, so they’re getting more from places like Eastern Europe, Latin America, the Middle East and Asia. This expansion keyed growth, but the currency dynamics created by this new reality can have a significant impact on costs and profits.”

The translation effect

Though currency fluctuations can affect multinational companies in a variety of ways, many investors have a limited understanding of their impact. Often, their focus is on the so-called translation effect — that is, how fluctuating currency values can affect the return U.S.-based investors receive on stocks denominated in currencies other than the dollar. Such concerns may escalate during rising dollar periods, as investors correctly reason, for instance, that a euro-denominated return could shrink when translated into dollars.

Because the translation effect is calculable, it stands out. Yet currency fluctuations can set off a number of significant — if less obvious — repercussions.

How shifting currency valuations affect companies

Consider, for example, the possible effect of a rising U.S. dollar on the profitability of a German software company and its U.S.-based competitor, both of which have considerable revenues in the U.S.

“Conventional wisdom would suggest that a rising dollar scenario would be bad for U.S. investors in the German company, since gains or losses on the company’s stock would be amplified when translated back into U.S. dollars. Yet the reality is more complex,” explains Paul. “If, for instance, the German company pays much of its costs — labor, administration, research and development, and materials — in euros, but has considerable revenues in dollars, a rising dollar scenario may mean its profit margins are effectively increasing. That’s because the dollar-based revenue it generates in the U.S. now translates into more euros that can then be used to pay euro-based expenses. For U.S. investors, the potential benefit to the stock price resulting from this added profitability may more than offset the loss in return triggered by the rising dollar.”

Consider too the case of a European aerospace manufacturer whose products, priced in euros, suddenly become more affordable to a stateside purchaser because it takes fewer dollars to buy them. Again, a rising dollar may be a headwind when translating the stock’s return into U.S. dollars, but the overall sales benefit to the company may offset that negative impact.

Part of company analysis

Given the multidimensional effects of currency shifts, New Perspective’s investment professionals work hard to understand the ramifications these movements might have on the companies they cover.

“Understanding the effect of currency fluctuations is an important part of my analysis, as companies manage exposures to shifting exchange rates in different ways. I believe our principal goal is to cultivate a comprehensive picture of a company and then determine whether it offers long-term opportunity regardless of currency movements,” explains auto analyst Justin Toner. “To that end, I attempt to take a ‘currency neutral’ approach to evaluating companies; I build financial models that assume currency values are going to remain constant. Of course, we all know that’s not going to be the case, so once I establish a baseline, I adjust my models to see how various shifts in currency affect the results of companies I follow.”

“For me, it’s not important to predict currency or invest in a company ahead of a move in a particular currency. That’s an extremely difficult thing to do, even for those focused solely on that task,” acknowledges Paul. “Instead, I want to be aware of how much currency has helped or hindered a company and then think about what that company looks like minus any currency impacts.”

Companies work to manage currencies

Companies recognize that analysts and investors pay close attention to how currency affects their operations. Accordingly, most employ several strategies to manage potential fluctuations.

“Most global companies seek to have costs and revenues in multiple currencies,” explains London-based portfolio counselor Jody Jonsson. “For instance, Japanese auto manufacturers sell in the U.S., so it benefits them to have plants in the U.S. This enables them to keep dollar-based revenues and costs fairly well matched.”

Says analyst Martin Jacobs, who covers a variety of sectors for the fund, “This not only helps mitigate currency exposure, it also allows these companies to stay closer to their end markets and reduce transportation costs.”

[photo of a persons' hands holding a price tag for a scarf]
[close up photo of foreign currency]

Balancing revenues and costs

Despite these efforts, rarely is the match between revenue and cost perfect, and companies have additional methods at their disposal to manage the impact certain currency scenarios could have on their balance sheets. Doing so obviously makes sense from an expense standpoint, as no one likes to find themselves with higher-than-expected bills. Yet companies recognize that when it comes to reporting profits — not to mention paying dividends and interest on bonds — investors like stability and predictability.

“I cover an American sportswear manufacturer that sells its products all over the world, but the majority of its costs are in Asian countries whose currencies are pegged to the U.S. dollar,” adds Martin. (Many countries regulate their currencies so that they move in lockstep with the dollar, therefore their revenues and costs rise and fall with the dollar.) “As the U.S. dollar weakened over the past few years, the company realized considerable margin benefits as revenues in euros and yen rose sharply, while costs — much of which were in dollars — remained fairly flat. The margin growth resulting from rising revenues and steady costs could have caused a profit surge. Yet the company didn’t necessarily want to show a spike in profit that might evaporate when and if the dollar strengthened. In this case, it steered much of that excess revenue to technology and research and development projects rather than letting it be recorded as profit. In addition to helping manage shareholder expectations, this strategy could pay off down the road in the form of new products and greater operational efficiency.”

Another measure employed by many companies is currency hedging: They purchase financial instruments that allow them to buy or sell currency at some point in the future at a predetermined rate. This helps guard against currency moves that could be detrimental to operations.

Flexibility and diversification are key

For investors seeking opportunities worldwide, currency vacillation is an undeniable reality. In certain circumstances, a reduction in return may be unavoidable. Yet this possibility does not offset the potential long-term benefits that a global investment approach can provide.

“When it comes right down to it, currency is a headwind or a tailwind, but it’s not the driver,” explains Rob. “The reality is that many of the factors that cause a country or region’s currency to strengthen are signals that the underlying economy is robust and growing. And that typically means that, in those regions, we will find attractive investments that should benefit shareholders over the long term. One might be tempted to say, ‘You’re investing in those companies because the currency in which they’re denominated is strengthening,’ but generally that’s not the case. Rather, we’re investing because of solid prospects for that company or region. Currency concerns are secondary.”

Importantly, the fund’s investment mandate — to invest in opportunities created by changing global trade patterns and economic and political relationships — affords the fund’s investment professionals the flexibility to capitalize on any number of promising prospects. Adds Rob, “Pursuing opportunity globally can be a natural hedge against being heavily exposed to the movements in any one particular currency.” ■

[Begin Sidebar]
[photo of a woman standing behind a food stand at an Asian market]

Currency’s impact on international investing

During the past few years, a weakening dollar has aided returns for stocks of companies domiciled outside the United States. This prompts the question, should a strengthening dollar cause investors to shift away from international investing? Not necessarily.

This chart reveals that in 10 of the past 20 calendar years (shaded boxes), the U.S dollar strengthened against at least one of three major currencies. And while a rising dollar is thought to be detrimental to U.S. investors in companies outside the U.S., those years reflect a range of returns. Note that among those 10 strengthening-dollar years there were seven years in which overseas returns (as measured by the MSCI All Country World Index ex USA) were positive and three years during which markets outside the U.S. bested their U.S. counterpart (as measured by Standard & Poor’s 500 Composite Index).

What’s the lesson? Currency is just one of many factors at work in the global economy, and in some cases a strengthening dollar can actually benefit companies outside the United States.

Market returns and the dollar

	Index Results
Year-end	S&P 500	ACWI ex USA

2007	5.49%	17.12%
2006	15.78	27.16
2005	4.91	17.11
2004	10.87	21.36
2003	28.67	41.41
2002	–22.09	–14.67
2001	–11.88	–19.50
2000	–9.10	–15.09
1999	21.04	30.91
1998	28.58	14.46
1997	33.35	2.04
1996	22.95	6.68
1995	37.53	9.94
1994	1.32	6.63
1993	10.06	34.90
1992	7.61	–10.97
1991	30.40	13.95
1990	–3.11	–22.74
1989	31.63	12.03
1988	16.56	27.90

[Information in bold text indicate "Strengthening dollar"]

Source: Bloomberg.

Highlighted areas represent years that the U.S. dollar generally appreciated against the yen, pound or euro since 1999. Before 1999, the dollar was measured only against the yen and the pound. The indexes are unmanaged, and their results assume reinvested distributions but do not reflect sales charges, commissions or expenses. Standard & Poor’s 500 Composite Index is a broad measure of the U.S. stock market. The MSCI ACWI ex USA Index is designed to measure the equity markets of developed and emerging markets, not including the U.S.
[End Sidebar]

Summary investment portfolio, September 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	19.79%
Health care	10.38
Financials	9.88
Consumer staples	9.56
Industrials	7.97
Other industries	31.00
Short-term securities & other assets less liabilities	11.42
[end pie chart]

Country diversification (percent of net assets)
United States	34.1%
Euro zone*	21.9
Japan	5.7
United Kingdom	5.4
Switzerland	4.4
Canada	3.4
Brazil	2.3
Australia	2.0
Taiwan	1.9
Other countries	7.5
Short-term securities & other assets less liabilities	11.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

	Shares	Value (000)	Percent of net assets
Common stocks - 88.58%

Information technology - 19.79%
Microsoft Corp.	48,255,000	$1,287,926	2.79%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Cisco Systems, Inc. (1)	37,705,100	850,627	1.84
The leading maker of equipment used in Internet networking.
Oracle Corp. (1)	33,013,700	670,508	1.45
The world's largest supplier of database management software. Also develops business applications and provides consulting and support.
International Business Machines Corp.	4,390,000	513,454	1.11
The world's largest maker of computer hardware, and a leading provider of software and semiconductors.
Nokia Corp. (2)	20,330,416	378,745
Nokia Corp. (ADR)	6,894,634	128,585	1.10
One of the world's leading cell phone and network infrastructure providers.
Google Inc., Class A (1)	1,154,000	462,200	1.00
One of the most frequently used website search engines in the world.
Samsung Electronics Co., Ltd. (2)	925,250	426,283	.92
Korea's top electronics manufacturer and a global leader in semiconductor production.
Yahoo! Inc. (1)	24,259,000	419,681	.91
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
SAP AG (ADR)	3,775,000	201,698
SAP AG (2)	3,700,000	198,541	.87
A leading developer of software for business applications. Also provides information technology services.
EMC Corp. (1)	33,175,000	396,773	.86
A leading maker of computer memory storage and retrieval products.
Taiwan Semiconductor Manufacturing Co. Ltd. (2)	195,114,799	320,066
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,706,908	62,844	.83
One of the world's largest semiconductor manufacturers.
ASML Holding NV (2)	12,408,444	221,401
ASML Holding NV (New York registered)	5,887,111	103,672	.70
A leading supplier of lithography equipment used in manufacturing semiconductors.
HTC Corp. (2)	19,955,260	284,832	.62
Manufactures mobile computing and communications devices.
Texas Instruments Inc.	12,500,000	268,750	.58
Global maker of semiconductors and a leading producer of digital signal processors.
Other securities		1,942,340	4.21
		9,138,926	19.79

Health care - 10.38%
Bayer AG, non-registered shares (2)	11,409,000	832,184	1.80
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novo Nordisk A/S, Class B (2)	14,081,750	721,010	1.56
A global leader in drugs to treat diabetes.
Roche Holding AG (2)	4,238,100	661,547	1.43
A world leader in pharmaceuticals and diagnostic research.
Johnson & Johnson	3,900,000	270,192	.59
A diversified global health care company with major franchises in pharmaceuticals, medical devices and consumer products.
Other securities		2,308,373	5.00
		4,793,306	10.38

Financials - 9.88%
Citigroup Inc.	33,400,000	685,034	1.48
One of the leading diversified financial services companies in the world.
JPMorgan Chase & Co.	11,075,000	517,202	1.12
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
AXA SA (2)	13,570,555	444,567	.96
Ranks among the world's largest insurance and financial services companies.
Banco Santander, SA (2)	23,124,143	349,795	.76
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
American Express Co.	8,070,000	285,920	.62
A leading travel and financial services company.
Other securities		2,282,053	4.94
		4,564,571	9.88

Consumer staples - 9.56%
Philip Morris International Inc.	10,414,400	500,933	1.09
One of the world's largest international tobacco companies.
Tesco PLC (2)	63,606,011	442,606	.96
Operates supermarkets and convenience stores internationally. A leader in online grocery sales.
Nestlé SA (2)	9,861,791	427,113	.93
Global packaged food and beverage company based in Switzerland.
SABMiller PLC (2)	16,988,508	332,041	.72
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
Coca-Cola Co.	5,800,000	306,704	.66
The world's largest soft drink maker.
Pernod Ricard Co. (2)	3,326,750	292,265	.63
Produces wine, spirits and nonalcoholic beverages.
Avon Products, Inc.	6,566,400	272,965	.59
In addition to distribution through direct sales, Avon sells its cosmetics via catalog, mall kiosks and the Internet.
Other securities		1,837,595	3.98
		4,412,222	9.56

Industrials - 7.97%
General Electric Co.	17,455,000	445,103	.96
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.
Schneider Electric SA (2)	4,817,500	417,579	.91
An international supplier of industrial electrical equipment and industrial automation equipment.
Siemens AG (2)	3,031,500	284,317	.62
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
United Technologies Corp.	4,705,000	282,582	.61
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
Other securities		2,249,655	4.87
		3,679,236	7.97

Energy - 7.47%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	12,457,366	547,501
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	4,400,000	164,648
Petróleo Brasileiro SA - Petrobras, preferred nominative	160,000	2,951	1.55
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
Canadian Natural Resources, Ltd.	4,635,000	318,632	.69
One of Canada's largest oil and natural gas producers.
TOTAL SA (2)	5,233,900	315,542	.68
One of the world's leading integrated oil and gas companies.
Tenaris SA (ADR)	7,225,218	269,428
Tenaris SA (2)	510,000	9,472	.60
A global manufacturer of seamless steel pipe.
Other securities		1,822,378	3.95
		3,450,552	7.47

Consumer discretionary - 7.03%
Honda Motor Co., Ltd. (2)	19,899,500	591,607	1.28
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Toyota Motor Corp. (2)	9,690,000	411,816	.89
One of the world's largest automotive manufacturers.
Other securities		2,244,207	4.86
		3,247,630	7.03

Materials - 6.65%
Barrick Gold Corp.	24,204,070	889,258	1.93
Owns and operates gold mines in North and South America, Australia and Africa.
Newmont Mining Corp.	13,750,000	532,950	1.15
One of the world's largest gold producers, with international gold and mineral mining operations.
Other securities		1,646,227	3.57
		3,068,435	6.65

Telecommunication services - 4.31%
Koninklijke KPN NV (2)	36,524,850	526,074	1.14
The leading Dutch telecommunications company. Provides wireless telephone services in Germany.
Vodafone Group PLC (2)	221,806,249	490,303	1.06
One of the leading global operators of mobile telephone services.
NTT DoCoMo, Inc. (2)	187,285	302,315	.65
Japan-based provider of wireless telecommunications and mobile Internet services. Its global reach extends into Europe and the Americas.
Other securities		672,947	1.46
		1,991,639	4.31

Utilities - 2.26%
GDF Suez (2)	8,407,476	439,613	.95
Major natural gas and electricity company based in France.
Other securities		603,575	1.31
		1,043,188	2.26

MISCELLANEOUS - 3.28%
Other common stocks in initial period of acquisition		1,516,446	3.28

Total common stocks (cost: $37,397,378,000)		40,906,151	88.58

	Principal amount (000)	Value (000)	Percent of net assets
Short-term securities - 11.37%

U.S. Treasury Bills 1.38%-1.905% due 10/9/2008-2/19/2009	$667,700	$666,380	1.44%
Freddie Mac 2.08%-2.54% due 10/20-12/4/2008	650,700	649,359	1.41
Fannie Mae 2.07%-2.58% due 10/8-12/3/2008	606,800	605,572	1.31
Federal Home Loan Bank 2.06%-2.445% due 10/15-12/29/2008	516,200	514,962	1.11
American Honda Finance Corp. 2.22%-2.23% due 10/16-12/5/2008	232,200	231,342	.50
Nestlé Capital Corp. 2.01%-2.16% due 10/14-11/20/2008 (3)	120,400	120,118
Nestlé Finance International Ltd. 2.15%-2.40% due 11/14-2008-1/23/2009	85,300	84,750	.44
General Electric Capital Corp. 2.05%-2.38% due 11/21-12/12/2008	173,000	172,091	.37
Jupiter Securitization Co., LLC 5.50% due 10/1/2008 (3)	58,900	58,891
JP Morgan Chase & Co. 2.62% due 10/6/2008	50,000	49,978	.24
CAFCO, LLC 2.78% due 10/9/2008 (3)	100,000	99,927	.22
Other securities		1,998,128	4.33

Total short-term securities (cost: $5,252,328,000)		5,251,498	11.37

Total investment securities (cost: $42,649,706,000)		46,157,649	99.95
Other assets less liabilities		20,894	.05

Net assets		$46,178,543	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/08 (000)

Yamaha Corp. (2)	7,708,100	4,061,400	-	11,769,500	$4,942	$202,118
Citizen Holdings Co., Ltd. (2)	12,906,200	11,654,000	-	24,560,200	4,100	169,823
Michael Page International PLC (2)	18,089,000	-	-	18,089,000	2,918	75,371
Smith & Nephew PLC (2) (4)	42,912,816	2,610,184	21,907,670	23,615,330	3,889	-
					$15,849	$447,312

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities , including those in "Miscellaneous" and "Other securities", was $21,100,514,000, which represented 45.69% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" was $1,436,825,000, which represented 3.11% of the net assets of the fund.

(4) Unaffiliated issuer at 9/30/2008.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $42,064,745)	$45,710,337
Affiliated issuers (cost: $584,961)	447,312	$46,157,649
Cash		6,857
Receivables for:
Sales of investments	298,231
Sales of fund's shares	38,711
Dividends and interest	93,894	430,836
		46,595,342
Liabilities:
Payables for:
Purchases of investments	250,526
Repurchases of fund's shares	129,146
Investment advisory services	14,091
Services provided by affiliates	18,307
Directors' deferred compensation	3,535
Other	1,194	416,799
Net assets at September 30, 2008		$46,178,543

Net assets consist of:
Capital paid in on shares of capital stock		$39,360,362
Undistributed net investment income		750,532
Undistributed net realized gain		2,559,885
Net unrealized appreciation		3,507,764
Net assets at September 30, 2008		$46,178,543

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.001 par value (1,760,703 shares outstanding)
	Net assets	Shares outstanding	Net asset value per share(*)

Class A	$36,397,757	1,383,940	$26.30
Class B	1,360,441	52,941	25.70
Class C	1,553,643	60,889	25.52
Class F-1	1,034,068	39,466	26.20
Class F-2	21,763	827	26.31
Class 529-A	737,126	28,200	26.14
Class 529-B	110,031	4,291	25.64
Class 529-C	191,977	7,494	25.62
Class 529-E	41,436	1,599	25.91
Class 529-F-1	13,079	500	26.15
Class R-1	43,700	1,713	25.51
Class R-2	507,281	19,827	25.58
Class R-3	1,005,110	38,833	25.88
Class R-4	699,255	26,776	26.12
Class R-5	2,461,876	93,407	26.36

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.90 and $27.73, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008
Investment income:
Income:	(dollars in thousands)
Dividends (net of non-U.S.
taxes of $103,326; also includes
$15,849 from affiliates)	$1,417,401
Interest	211,304	$1,628,705

Fees and expenses(*):
Investment advisory services	219,059
Distribution services	167,471
Transfer agent services	48,151
Administrative services	15,434
Reports to shareholders	1,542
Registration statement and prospectus	1,176
Postage, stationery and supplies	4,156
Directors' compensation	91
Auditing and legal	184
Custodian	6,023
State and local taxes	670
Other	115
Total fees and expenses before reimbursements/waivers	464,072
Less reimbursements/waivers of fees and expenses:
Investment advisory services	21,906
Administrative services	15
Total fees and expenses after reimbursements/waivers		442,151
Net investment income		1,186,554

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments (including $69,041 net gain from affiliates)	3,075,672
Currency transactions	(12,155)	3,063,517
Net unrealized depreciation on:
Investments	(17,955,775)
Currency translations	(1,832)	(17,957,607)
'Net realized gain and unrealized depreciation
on investments and currency:		(14,894,090)
Net decrease in net assets resulting
from operations		$(13,707,536)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	September 30
	2008	2007
Operations:
Net investment income	$1,186,554	$763,234

Net realized gain on investments and currency transactions	3,063,517	4,321,639
Net unrealized (depreciation) appreciation
on investments and currency translations	(17,957,607)	7,449,008
Net (decrease) increase in net assets
resulting from operations	(13,707,536)	12,533,881

Dividends and distributions paid to shareholders
Dividends from net investment income	(1,092,734)	(751,723)

Distributions from net realized gain on investments	(3,792,245)	(3,220,774)

Total dividends and distributions paid to shareholders	(4,884,979)	(3,972,497)

Net capital share transactions	3,356,413	3,279,221

Total (decrease) increase in net assets	(15,236,102)	11,840,605

Net assets:
Beginning of year	61,414,645	49,574,040
End of year (including undistributed
net investment income: $750,532 and $586,767, respectively)	$46,178,543	$61,414,645

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.  It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2008, there were no non-U.S. taxes paid on realized gains. As of September 30, 2008, there were no non-U.S. taxes provided on unrealized gains.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation of certain investments in securities outside the U.S. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2008, the fund reclassified $70,200,000 from undistributed net realized gain to undistributed net investment income; and reclassified $255,000 from undistributed net investment income and $431,400,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$782,376
Post-October currency loss deferrals (realized during the period November 1, 2007, through September 30, 2008)*	(10,925)
Undistributed long-term capital gain	2,599,322
Gross unrealized appreciation on investment securities	7,686,935
Gross unrealized depreciation on investment securities	(4,235,120)
Net unrealized appreciation on investment securities	3,451,815
Cost of investment securities	42,705,834
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2008			Year ended September 30, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$897,220	$3,015,985	$3,913,205	$635,630	$2,620,221	$3,255,851
Class B	23,412	128,409	151,821	14,463	112,815	127,278
Class C	23,596	129,448	153,044	13,108	103,627	116,735
Class F-1	22,822	76,715	99,537	15,128	62,061	77,189
Class F-2*	-	-	-	-	-	-
Class 529-A	15,792	54,539	70,331	9,546	40,174	49,720
Class 529-B	1,499	8,761	10,260	825	6,977	7,802
Class 529-C	2,584	14,692	17,276	1,359	10,945	12,304
Class 529-E	773	3,139	3,912	459	2,369	2,828
Class 529-F-1	294	919	1,213	178	668	846
Class R-1	610	3,239	3,849	316	2,121	2,437
Class R-2	7,234	40,568	47,802	4,236	31,907	36,143
Class R-3	19,650	78,957	98,607	11,777	59,847	71,624
Class R-4	14,444	49,716	64,160	9,029	39,083	48,112
Class R-5	62,804	187,158	249,962	35,669	127,959	163,628
Total	$1,092,734	$3,792,245	$4,884,979	$751,723	$3,220,774	$3,972,497

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $21,906,000. As a result, the fee shown on the accompanying financial statements of $219,059,000, which was equivalent to an annualized rate of 0.383%, was reduced to $197,153,000, or 0.344% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

Distribution services – The fund has adopted plans of distribution for all share classes,  except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plan.  All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2008, the total administrative services fees paid by CRMC was $15,000 for Class R-2.Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$108,260	$46,348	Not applicable	Not applicable	Not applicable
Class B	18,376	1,803	Not applicable	Not applicable	Not applicable
Class C	19,240	Included in administrative services	$2,426	$311	Not applicable
Class F-1	3,027		1,222	128	Not applicable
Class F-2 *	Not applicable		1	-†	Not applicable
Class 529-A	1,784		764	102	$857
Class 529-B	1,320		119	33	132
Class 529-C	2,248		201	48	225
Class 529-E	243		43	6	49
Class 529-F-1	-		13	2	15
Class R-1	503		45	23	Not applicable
Class R-2	4,552		887	1,766	Not applicable
Class R-3	5,965		1,740	531	Not applicable
Class R-4	1,953		1,047	28	Not applicable
Class R-5	Not applicable		2,657	13	Not applicable
Total	$167,471	$48,151	$11,165	$2,991	$1,278

*Class F-2 was offered beginning August 1, 2008.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $91,000, shown on the accompanying financial statements, includes $389,000 in current fees (either paid in cash or deferred) and a net decrease of $298,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$4,155,609	127,992	$3,736,183	108,045	$(5,987,854)	(188,169)	$1,903,938	47,868
Class B	124,193	3,894	147,509	4,338	(379,705)	(12,334)	(108,003)	(4,102)
Class C	314,235	9,874	147,455	4,366	(299,512)	(9,779)	162,178	4,461
Class F1	448,541	13,978	87,026	2,525	(315,695)	(10,144)	219,872	6,359
Class F2†	22,536	833	-	-	(170)	(6)	22,366	827
Class 529-A	149,825	4,643	70,324	2,045	(64,314)	(2,029)	155,835	4,659
Class 529-B	13,582	427	10,258	302	(8,251)	(265)	15,589	464
Class 529-C	43,528	1,367	17,269	509	(22,080)	(708)	38,717	1,168
Class 529-E	7,660	240	3,910	114	(3,727)	(118)	7,843	236
Class 529-F-1	4,619	143	1,212	35	(2,050)	(63)	3,781	115
Class R-1	23,320	742	3,832	114	(15,935)	(523)	11,217	333
Class R-2	189,818	6,022	47,786	1,411	(174,514)	(5,520)	63,090	1,913
Class R-3	382,987	11,960	98,562	2,888	(328,814)	(10,321)	152,735	4,527
Class R-4	374,055	11,574	64,110	1,866	(234,997)	(7,350)	203,168	6,090
Class R-5	665,313	20,190	245,433	7,096	(406,659)	(13,013)	504,087	14,273
Total net increase
(decrease)	$6,919,821	213,879	$4,680,869	135,654	$(8,244,277)	(260,342)	$3,356,413	89,191

Year ended September 30, 2007
Class A	$4,103,796	123,196	$3,116,283	99,024	$(5,454,268)	(162,893)	$1,765,811	59,327
Class B	138,487	4,241	123,718	3,992	(205,668)	(6,256)	56,537	1,977
Class C	333,540	10,257	112,634	3,656	(221,225)	(6,777)	224,949	7,136
Class F1	283,721	8,476	66,895	2,132	(233,169)	(6,953)	117,447	3,655
Class 529-A	150,526	4,543	49,711	1,587	(45,923)	(1,374)	154,314	4,756
Class 529-B	14,510	444	7,800	252	(6,317)	(192)	15,993	504
Class 529-C	42,675	1,306	12,302	397	(16,182)	(491)	38,795	1,212
Class 529-E	8,451	257	2,827	91	(3,363)	(101)	7,915	247
Class 529-F-1	3,856	116	845	27	(1,994)	(60)	2,707	83
Class R-1	21,118	652	2,420	79	(8,883)	(271)	14,655	460
Class R-2	194,354	5,958	36,133	1,170	(137,584)	(4,207)	92,903	2,921
Class R-3	369,758	11,240	71,594	2,302	(252,599)	(7,652)	188,753	5,890
Class R-4	259,031	7,819	48,104	1,538	(344,584)	(10,324)	(37,449)	(967)
Class R-5	714,553	20,884	158,792	5,044	(237,454)	(7,140)	635,891	18,788
Total net increase
(decrease)	$6,638,376	199,389	$3,810,058	121,291	$(7,169,213)	(214,691)	$3,279,221	105,989

(*) Includes exchanges between share classes of the fund.
†Class F-2 was offered beginning August 1, 2008.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,732,818,000 and $23,949,211,000, respectively, during the year ended September 30, 2008.

Financial highlights (1)
		(Loss) income from investment operations(2)				Dividends and distributions
	Net asset value, beginning of period	Net investment income (3)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (5)	Ratio of net income to average net assets (3)(5)
Class A:
Year ended 9/30/2008	$36.83	$.69		$(8.27)	$(7.58)	$(.68)	$(2.27)	$(2.95)	$26.30	(22.51%)	$36,398.75%		.71%	2.14%
Year ended 9/30/2007	31.73	.48		7.18	7.66	(.50)	(2.06)	(2.56)	36.83	25.46	49,213.74		.70	1.44
Year ended 9/30/2006	29.53	.49		3.93	4.42	(.40)	(1.82)	(2.22)	31.73	15.80	40,517.75		.71	1.63
Year ended 9/30/2005	24.91	.37		4.51	4.88	(.26)	-	(.26)	29.53	19.68	35,342.77		.74	1.36
Year ended 9/30/2004	21.33	.23		3.53	3.76	(.18)	-	(.18)	24.91	17.65	30,011.78		.78	.93
Class B:
Year ended 9/30/2008	36.06	.44		(8.12)	(7.68)	(.41)	(2.27)	(2.68)	25.70	(23.11)	1,361	1.51	1.47	1.38
Year ended 9/30/2007	31.12	.22		7.04	7.26	(.26)	(2.06)	(2.32)	36.06	24.55	2,057	1.50	1.47	.68
Year ended 9/30/2006	29.01	.25		3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714	1.52	1.48	.86
Year ended 9/30/2005	24.50	.16		4.43	4.59	(.08)	-	(.08)	29.01	18.76	1,493	1.54	1.51	.60
Year ended 9/30/2004	21.02	.04		3.48	3.52	(.04)	-	(.04)	24.50	16.77	1,212	1.55	1.55	.18
Class C:
Year ended 9/30/2008	35.84	.42		(8.06)	(7.64)	(.41)	(2.27)	(2.68)	25.52	(23.14)	1,554	1.55	1.51	1.33
Year ended 9/30/2007	30.96	.21		6.99	7.20	(.26)	(2.06)	(2.32)	35.84	24.47	2,022	1.56	1.52	.63
Year ended 9/30/2006	28.88	.24		3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526	1.59	1.55	.80
Year ended 9/30/2005	24.41	.15		4.40	4.55	(.08)	-	(.08)	28.88	18.67	1,197	1.60	1.57	.55
Year ended 9/30/2004	20.97	.03		3.47	3.50	(.06)	-	(.06)	24.41	16.70	868	1.61	1.61	.14
Class F-1:
Year ended 9/30/2008	36.71	.68		(8.24)	(7.56)	(.68)	(2.27)	(2.95)	26.20	(22.53)	1,034.76		.72	2.12
Year ended 9/30/2007	31.64	.48		7.15	7.63	(.50)	(2.06)	(2.56)	36.71	25.49	1,215.75		.71	1.44
Year ended 9/30/2006	29.44	.49		3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932.76		.72	1.62
Year ended 9/30/2005	24.84	.36		4.49	4.85	(.25)	-	(.25)	29.44	19.62	786.82		.79	1.32
Year ended 9/30/2004	21.29	.22		3.52	3.74	(.19)	-	(.19)	24.84	17.59	635.84		.84	.91
Class F-2:
Period from 8/1/2008 to 9/30/2008	29.67	.08		(3.44)	(3.36)	-	-	-	26.31	(11.32)	22.09		.08	.32
Class 529-A:
Year ended 9/30/2008	36.63	.66		(8.22)	(7.56)	(.66)	(2.27)	(2.93)	26.14	(22.57)	737.82		.78	2.07
Year ended 9/30/2007	31.59	.46		7.13	7.59	(.49)	(2.06)	(2.55)	36.63	25.38	862.82		.78	1.38
Year ended 9/30/2006	29.41	.48		3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593.81		.77	1.59
Year ended 9/30/2005	24.83	.36		4.47	4.83	(.25)	-	(.25)	29.41	19.55	427.85		.82	1.31
Year ended 9/30/2004	21.29	.22		3.51	3.73	(.19)	-	(.19)	24.83	17.57	267.86		.86	.90
Class 529-B:
Year ended 9/30/2008	36.00	.40		(8.10)	(7.70)	(.39)	(2.27)	(2.66)	25.64	(23.20)	110	1.62	1.58	1.26
Year ended 9/30/2007	31.09	.19		7.02	7.21	(.24)	(2.06)	(2.30)	36.00	24.40	138	1.63	1.59	.57
Year ended 9/30/2006	28.99	.22		3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103	1.65	1.61	.74
Year ended 9/30/2005	24.51	.12		4.42	4.54	(.06)	-	(.06)	28.99	18.54	81	1.71	1.68	.44
Year ended 9/30/2004	21.07	-	(6)	3.48	3.48	(.04)	-	(.04)	24.51	16.53	56	1.74	1.74	.01
Class 529-C:
Year ended 9/30/2008	35.98	.40		(8.09)	(7.69)	(.40)	(2.27)	(2.67)	25.62	(23.19)	192	1.62	1.58	1.27
Year ended 9/30/2007	31.08	.19		7.03	7.22	(.26)	(2.06)	(2.32)	35.98	24.42	228	1.62	1.58	.58
Year ended 9/30/2006	28.99	.23		3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159	1.64	1.60	.76
Year ended 9/30/2005	24.51	.13		4.42	4.55	(.07)	-	(.07)	28.99	18.62	117	1.70	1.67	.46
Year ended 9/30/2004	21.07	.01		3.48	3.49	(.05)	-	(.05)	24.51	16.56	75	1.73	1.72	.03
Class 529-E:
Year ended 9/30/2008	36.34	.57		(8.17)	(7.60)	(.56)	(2.27)	(2.83)	25.91	(22.80)	41	1.11	1.07	1.78
Year ended 9/30/2007	31.36	.36		7.08	7.44	(.40)	(2.06)	(2.46)	36.34	25.02	50	1.11	1.08	1.09
Year ended 9/30/2006	29.22	.38		3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35	1.12	1.08	1.27
Year ended 9/30/2005	24.69	.27		4.44	4.71	(.18)	-	(.18)	29.22	19.16	26	1.18	1.15	.99
Year ended 9/30/2004	21.19	.13		3.50	3.63	(.13)	-	(.13)	24.69	17.17	16	1.20	1.20	.56

Class 529-F-1:
Year ended 9/30/2008	$36.64	$.73		$(8.23)	$(7.50)	$(.72)	$(2.27)	$(2.99)	$26.15	(22.41%)	$13.61%		.57%	2.27%
Year ended 9/30/2007	31.59	.53		7.13	7.66	(.55)	(2.06)	(2.61)	36.64	25.65	14.61		.58	1.59
Year ended 9/30/2006	29.39	.55		3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10.62		.58	1.82
Year ended 9/30/2005	24.80	.37		4.46	4.83	(.24)	-	(.24)	29.39	19.58	5.82		.79	1.35
Year ended 9/30/2004	21.28	.21		3.51	3.72	(.20)	-	(.20)	24.80	17.50	3.95		.95	.84
Class R-1:
Year ended 9/30/2008	35.83	.42		(8.04)	(7.62)	(.43)	(2.27)	(2.70)	25.51	(23.12)	44	1.54	1.50	1.35
Year ended 9/30/2007	31.00	.22		6.98	7.20	(.31)	(2.06)	(2.37)	35.83	24.45	49	1.58	1.54	.66
Year ended 9/30/2006	28.95	.25		3.85	4.10	(.23)	(1.82)	(2.05)	31.00	14.89	29	1.59	1.55	.85
Year ended 9/30/2005	24.48	.16		4.41	4.57	(.10)	-	(.10)	28.95	18.63	16	1.66	1.59	.57
Year ended 9/30/2004	21.08	.04		3.47	3.51	(.11)	-	(.11)	24.48	16.71	8	1.69	1.63	.16
Class R-2:
Year ended 9/30/2008	35.93	.41		(8.09)	(7.68)	(.40)	(2.27)	(2.67)	25.58	(23.19)	507	1.59	1.55	1.30
Year ended 9/30/2007	31.05	.21		7.00	7.21	(.27)	(2.06)	(2.33)	35.93	24.45	644	1.60	1.53	.63
Year ended 9/30/2006	28.98	.24		3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465	1.67	1.54	.82
Year ended 9/30/2005	24.52	.16		4.41	4.57	(.11)	-	(.11)	28.98	18.69	335	1.76	1.56	.59
Year ended 9/30/2004	21.10	.05		3.48	3.53	(.11)	-	(.11)	24.52	16.74	198	1.88	1.59	.20
Class R-3:
Year ended 9/30/2008	36.30	.57		(8.16)	(7.59)	(.56)	(2.27)	(2.83)	25.88	(22.79)	1,005	1.09	1.05	1.79
Year ended 9/30/2007	31.33	.36		7.07	7.43	(.40)	(2.06)	(2.46)	36.30	25.03	1,245	1.10	1.06	1.11
Year ended 9/30/2006	29.20	.39		3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890	1.10	1.06	1.29
Year ended 9/30/2005	24.67	.29		4.45	4.74	(.21)	-	(.21)	29.20	19.31	665	1.10	1.07	1.07
Year ended 9/30/2004	21.19	.15		3.49	3.64	(.16)	-	(.16)	24.67	17.19	397	1.18	1.18	.62
Class R-4:
Year ended 9/30/2008	36.59	.67		(8.21)	(7.54)	(.66)	(2.27)	(2.93)	26.12	(22.53)	699.79		.75	2.09
Year ended 9/30/2007	31.54	.46		7.13	7.59	(.48)	(2.06)	(2.54)	36.59	25.40	757.81		.77	1.36
Year ended 9/30/2006	29.37	.48		3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683.79		.75	1.60
Year ended 9/30/2005	24.80	.38		4.47	4.85	(.28)	-	(.28)	29.37	19.60	515.79		.76	1.40
Year ended 9/30/2004	21.28	.23		3.50	3.73	(.21)	-	(.21)	24.80	17.64	271.83		.83	.95
Class R-5:
Year ended 9/30/2008	36.90	.77		(8.28)	(7.51)	(.76)	(2.27)	(3.03)	26.36	(22.30)	2,462.49		.46	2.38
Year ended 9/30/2007	31.79	.56		7.18	7.74	(.57)	(2.06)	(2.63)	36.90	25.77	2,920.51		.47	1.68
Year ended 9/30/2006	29.58	.57		3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918.51		.47	1.88
Year ended 9/30/2005	24.95	.45		4.50	4.95	(.32)	-	(.32)	29.58	19.97	1,485.52		.49	1.63
Year ended 9/30/2004	21.37	.30		3.53	3.83	(.25)	-	(.25)	24.95	17.96	1,016.53		.52	1.22

	Year ended September 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	42%	30%	32%	30%	19%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended September 30, 2008, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.41%, respectively. The impact to the other share classes would have been similar.

(4) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2008

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008, through September 30, 2008).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$836.26	$3.31	.72%
Class A -- assumed 5% return	1,000.00	1,021.40	3.64	.72
Class B -- actual return	1,000.00	833.32	6.78	1.48
Class B -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class C -- actual return	1,000.00	833.18	6.97	1.52
Class C -- assumed 5% return	1,000.00	1,017.40	7.67	1.52
Class F-1 -- actual return	1,000.00	836.25	3.35	.73
Class F-1 -- assumed 5% return	1,000.00	1,021.35	3.69	.73
Class F-2 -- actual return †	1,000.00	886.75	.74	.48
Class F-2 -- assumed 5% return †	1,000.00	1,022.60	2.43	.48
Class 529-A -- actual return	1,000.00	836.22	3.58	.78
Class 529-A -- assumed 5% return	1,000.00	1,021.10	3.94	.78
Class 529-B -- actual return	1,000.00	832.74	7.24	1.58
Class 529-B -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class 529-C -- actual return	1,000.00	832.91	7.24	1.58
Class 529-C -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class 529-E -- actual return	1,000.00	834.72	4.91	1.07
Class 529-E -- assumed 5% return	1,000.00	1,019.65	5.40	1.07
Class 529-F-1 -- actual return	1,000.00	836.80	2.62	.57
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.15	2.88	.57
Class R-1 -- actual return	1,000.00	833.39	6.78	1.48
Class R-1 -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class R-2 -- actual return	1,000.00	832.68	7.15	1.56
Class R-2 -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-3 -- actual return	1,000.00	834.84	4.86	1.06
Class R-3 -- assumed 5% return	1,000.00	1,019.70	5.35	1.06
Class R-4 -- actual return	1,000.00	836.36	3.40	.74
Class R-4 -- assumed 5% return	1,000.00	1,021.30	3.74	.74
Class R-5 -- actual return	1,000.00	837.62	2.07	.45
Class R-5 -- assumed 5% return	1,000.00	1,022.75	2.28	.45

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through September 30, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
                                                                                                                          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2008:

Long-term capital gains	$4,223,653,000
Foreign taxes	0.06 per share
Foreign source income	0.78 per share
Qualified dividend income	100%
Corporate dividends received deduction	$306,643,000
U.S. government income that may be exempt from state taxation	26,418,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008:

	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–26.67%	8.53%	2.46%
Not reflecting CDSC	–23.11	8.82	2.46

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–23.85	8.76	4.97
Not reflecting CDSC	–23.14	8.76	4.97

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–22.53	9.62	5.80

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–11.32	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–27.01	8.28	6.54
Not reflecting maximum sales charge	–22.57	9.57	7.50

Class 529-B shares[3] — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–26.76	8.37	6.59
Not reflecting CDSC	–23.20	8.66	6.59

Class 529-C shares[3] — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–23.91	8.68	6.60
Not reflecting CDSC	–23.19	8.68	6.60

Class 529-E shares[1,3] — first sold 3/1/02	–22.80	9.23	6.86

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–22.41	9.69	11.54

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 62	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 56	2000
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 71	1979	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Koichi Itoh, 68	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 66	1987	President and CEO, American Public Media Group

John G. McDonald, 71	1978	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 52	1992	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and Non-Executive)

Alessandro Ovi, 64	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission

Kirk P. Pendleton, 69	1996	Chairman of the Board and CEO, Cairnwood, Inc.
		(venture capital investment)

Rozanne L. Ridgway, 73	2000	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Elisabeth Allison, 62	3	Helicos BioSciences Corporation

Vanessa C.L. Chang, 56	3	Edison International

Robert A. Fox, 71	8	Chemtura Corporation

Koichi Itoh, 68	5	None

William H. Kling, 66	7	Irwin Financial Corporation

John G. McDonald, 71	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 52	3	Cummins, Inc.
Chairman of the Board
(Independent and Non-Executive)

Alessandro Ovi, 64	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV; Telecom Italia Media SpA

Kirk P. Pendleton, 69	7	None

Rozanne L. Ridgway, 73	3	Emerson Electric; Sara Lee Corporation

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 67	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Gregg E. Ireland, 58	1991	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

Robert W. Lovelace,[6] 46	2001	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 67	4	None
Vice Chairman of the Board

Gregg E. Ireland, 58	1	None
Vice Chairman of the Board

Robert W. Lovelace,[6] 46	2	None
President

Please see page 32 for footnotes.

Chairman emeritus
Walter P. Stern, 80		Vice Chairman of the Board, Capital International, Inc.;[5] Senior Partner, Capital Group International, Inc.[5]

President emeritus
Jon B. Lovelace,[6] 81		Chairman Emeritus, Capital Research and Management Company

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Catherine M. Ward, 61	1991	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company; Director, American Funds Service Company;[5] Chairperson, President and Director, Capital Group Research, Inc.[5]

F. Galen Hoskin, 44	2003	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Jonathan Knowles, Ph.D., 47	1998	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Vincent P. Corti, 52	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Bryan K. Nielsen, 35	2008	Vice President, Capital Guardian Trust Company;[5]
Treasurer		Vice President, Capital International, Inc.[5]

Tanya Schneider, 36	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jennifer M. Buchheim, 35	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 54	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.
[6]Robert W. Lovelace is the son of Jon B. Lovelace.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2008, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
>	New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit No. MFGEAR-907-1108P

Litho in USA DD/AC/8065-S16796

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$106,000
2008	$110,000

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$8,000
2008	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$7,000
2008	None
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $15,000 for fiscal year 2007 and $8,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

New Perspective Fund®
Investment portfolio

September 30, 2008

Common stocks — 88.58%	Shares	Value (000)

INFORMATION TECHNOLOGY — 19.79%
Microsoft Corp.	48,255,000	$1,287,926
Cisco Systems, Inc.[1]	37,705,100	850,627
Oracle Corp.[1]	33,013,700	670,508
International Business Machines Corp.	4,390,000	513,454
Nokia Corp.[2]	20,330,416	378,745
Nokia Corp. (ADR)	6,894,634	128,585
Google Inc., Class A1	1,154,000	462,200
Samsung Electronics Co., Ltd.[2]	925,250	426,283
Yahoo! Inc.[1]	24,259,000	419,681
SAP AG (ADR)	3,775,000	201,698
SAP AG2	3,700,000	198,541
EMC Corp.[1]	33,175,000	396,773
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	195,114,799	320,066
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,706,908	62,844
ASML Holding NV2	12,408,444	221,401
ASML Holding NV (New York registered)	5,887,111	103,672
HTC Corp.[2]	19,955,260	284,832
Texas Instruments Inc.	12,500,000	268,750
Hon Hai Precision Industry Co., Ltd.[2]	62,562,053	222,079
Corning Inc.	12,500,000	195,500
STMicroelectronics NV2	18,600,000	188,859
Juniper Networks, Inc.[1]	8,395,974	176,903
Citizen Holdings Co., Ltd.[2,3]	24,560,200	169,823
Autodesk, Inc.[1]	4,000,000	134,200
Applied Materials, Inc.	8,200,000	124,066
Hewlett-Packard Co.	2,633,000	121,750
Canon, Inc.[2]	3,160,000	118,260
Murata Manufacturing Co., Ltd.[2]	2,844,700	114,256
Agilent Technologies, Inc.[1]	3,725,900	110,510
Hynix Semiconductor Inc.[1,2]	5,075,000	85,000
Hynix Semiconductor Inc. (GDR)[1,2,4]	630,000	10,332
HOYA CORP.[2]	2,105,000	41,744
KLA-Tencor Corp.	1,215,897	38,483
Elpida Memory, Inc.[1,2]	1,760,000	32,509
Dell Inc.[1]	1,400,000	23,072
Tyco Electronics Ltd.	778,125	21,523
Rohm Co., Ltd.[2]	245,200	13,471
		9,138,926

HEALTH CARE — 10.38%
Bayer AG, non-registered shares[2]	11,409,000	832,184
Novo Nordisk A/S, Class B2	14,081,750	721,010
Roche Holding AG2	4,238,100	661,547
Johnson & Johnson	3,900,000	270,192
Smith & Nephew PLC[2]	23,615,330	249,063
Stryker Corp.	3,662,700	228,186
Hospira, Inc.[1]	5,677,000	216,862
Merck & Co., Inc.	6,814,300	215,059
Novartis AG2	3,940,000	206,359
UCB SA2	4,292,931	152,505
Medtronic, Inc.	2,794,202	139,989
Wyeth	3,650,000	134,831
Pharmaceutical Product Development, Inc.	3,116,100	128,851
Nobel Biocare Holding AG2	3,135,350	105,261
C. R. Bard, Inc.	1,000,000	94,870
Eli Lilly and Co.	2,000,000	88,060
Schering-Plough Corp.	3,850,500	71,119
Abbott Laboratories	1,200,000	69,096
Sonic Healthcare Ltd.[2]	4,600,000	48,319
ResMed Inc[1]	1,100,000	47,300
Allergan, Inc.	800,000	41,200
St. Jude Medical, Inc.[1]	900,000	39,141
Amgen Inc.[1]	545,000	32,302
		4,793,306

FINANCIALS — 9.88%
Citigroup Inc.	33,400,000	685,034
JPMorgan Chase & Co.	11,075,000	517,202
AXA SA2	13,570,555	444,567
Banco Santander, SA2	23,124,143	349,795
American Express Co.	8,070,000	285,920
Allianz SE2	1,780,000	244,634
ING Groep NV, depository receipts[2]	10,064,057	218,770
Macquarie Group Ltd.[2]	6,830,000	213,288
ACE Ltd.	3,810,000	206,235
AFLAC Inc.	3,334,500	195,902
Société Générale[2]	1,691,100	153,400
National Bank of Greece SA2	3,463,200	142,260
Berkshire Hathaway Inc., Class A1	800	104,480
BNP Paribas SA2	988,300	94,941
Groupe Bruxelles Lambert[2]	1,000,000	86,289
Unibail-Rodamco, non-registered shares[2]	393,700	80,147
Westpac Banking Corp.[2]	4,185,444	74,100
Bank of Nova Scotia	1,540,000	69,611
Erste Bank der oesterreichischen Sparkassen AG2	1,295,930	65,269
Crédit Agricole SA2	3,000,000	58,225
HSBC Holdings PLC (United Kingdom)[2]	3,504,769	56,793
XL Capital Ltd., Class A	2,327,000	41,746
Banco Bilbao Vizcaya Argentaria, SA2	2,352,750	38,113
Marsh & McLennan Companies, Inc.	1,200,000	38,112
Bank of America Corp.	887,800	31,073
QBE Insurance Group Ltd.[2]	1,351,831	29,223
State Street Corp.	388,333	22,088
Mitsubishi UFJ Financial Group, Inc.[2]	2,000,000	17,354
		4,564,571

CONSUMER STAPLES — 9.56%
Philip Morris International Inc.	10,414,400	500,933
Tesco PLC[2]	63,606,011	442,606
Nestlé SA2	9,861,791	427,113
SABMiller PLC[2]	16,988,508	332,041
Coca-Cola Co.	5,800,000	306,704
Pernod Ricard Co.[2]	3,326,750	292,265
Avon Products, Inc.	6,566,400	272,965
Diageo PLC[2]	15,408,000	260,981
Unilever NV, depository receipts[2]	8,530,000	240,809
Altria Group, Inc.	10,414,400	206,622
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	2,795,000	152,635
Cia. de Bebidas das Américas – AmBev, ordinary nominative (ADR)	713,500	32,464
Wal-Mart Stores, Inc.	3,000,000	179,670
InBev[2]	2,440,000	143,933
Groupe Danone SA2	2,000,000	141,618
L’Oréal SA2	1,251,166	123,463
PepsiCo, Inc.	1,275,000	90,869
Imperial Tobacco Group PLC[2]	2,468,000	79,342
Procter & Gamble Co.	1,100,000	76,659
British American Tobacco PLC[2]	1,765,000	57,706
Wal-Mart de México, SAB de CV, Series V	14,833,992	50,824
		4,412,222

INDUSTRIALS — 7.97%
General Electric Co.	17,455,000	445,103
Schneider Electric SA2	4,817,500	417,579
Siemens AG2	3,031,500	284,317
United Technologies Corp.	4,705,000	282,582
United Parcel Service, Inc., Class B	3,757,000	236,278
Finmeccanica SpA[2]	9,832,000	211,309
Deutsche Post AG2	8,010,500	168,850
Ryanair Holdings PLC (ADR)[1]	6,966,229	156,252
Mitsubishi Corp.[2]	7,485,000	155,915
Emerson Electric Co.	3,800,000	155,002
FANUC LTD[2]	1,950,000	147,231
Sandvik AB2	11,018,000	116,688
Tyco International Ltd.	3,078,125	107,796
European Aeronautic Defence and Space Co. EADS NV2	5,500,000	95,096
ABB Ltd[1,2]	4,935,000	94,803
Geberit AG2	647,700	79,877
Michael Page International PLC[2,3]	18,089,000	75,371
Deere & Co.	1,500,000	74,250
Asciano Ltd., units[2]	26,530,000	69,213
Parker Hannifin Corp.	1,250,000	66,250
Toll Holdings Ltd.[2]	10,000,000	56,060
SUEZ Environnement Co.[1,2]	2,201,958	54,853
ALSTOM SA2	620,000	46,721
Bouygues SA2	675,000	30,759
Boeing Co.	475,000	27,241
Caterpillar Inc.	400,000	23,840
		3,679,236

ENERGY — 7.47%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	12,457,366	547,501
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	4,400,000	164,648
Petróleo Brasileiro SA – Petrobras, preferred nominative	160,000	2,951
Canadian Natural Resources, Ltd.	4,635,000	318,632
TOTAL SA2	5,233,900	315,542
Tenaris SA (ADR)	7,225,218	269,428
Tenaris SA2	510,000	9,472
Reliance Industries Ltd.[2]	6,299,500	266,214
Schlumberger Ltd.	3,270,000	255,354
OAO Gazprom (ADR)[2]	7,127,500	229,047
Saipem SpA, Class S2	6,285,000	186,259
Occidental Petroleum Corp.	2,450,000	172,602
Royal Dutch Shell PLC, Class A (ADR)	1,485,000	87,630
Royal Dutch Shell PLC, Class B2	2,585,998	73,407
Imperial Oil Ltd.	3,300,000	141,646
Smith International, Inc.	2,193,000	128,598
China National Offshore Oil Corp.[2]	100,000,000	114,777
Eni SpA[2]	2,500,000	65,941
Baker Hughes Inc.	866,318	52,447
Chevron Corp.	400,743	33,053
SK Energy Co., Ltd.[2]	203,770	15,403
		3,450,552

CONSUMER DISCRETIONARY — 7.03%
Honda Motor Co., Ltd.[2]	19,899,500	591,607
Toyota Motor Corp.[2]	9,690,000	411,816
McDonald’s Corp.	4,317,000	266,359
Yamaha Corp.[2,3]	11,769,500	202,118
News Corp., Class A	12,814,918	153,651
Esprit Holdings Ltd.[2]	23,067,000	141,753
Carnival Corp., units	4,000,000	141,400
Cie. Générale des Établissements Michelin, Class B2	2,000,000	131,125
adidas AG2	2,285,478	122,657
Time Warner Inc.	9,010,000	118,121
H & M Hennes & Mauritz AB, Class B2	2,678,000	108,746
Vivendi SA2	3,000,000	93,812
Industria de Diseno Textil, SA2	2,166,600	92,360
Burberry Group PLC[2]	12,875,000	90,276
Ford Motor Co.[1]	15,170,000	78,884
Nikon Corp.[2]	3,300,000	78,520
Aristocrat Leisure Ltd.[2]	13,699,500	72,460
Lagardère Groupe SCA[2]	1,450,000	65,481
Johnson Controls, Inc.	2,100,000	63,693
Suzuki Motor Corp.[2]	3,360,000	62,455
Harman International Industries, Inc.	1,510,000	51,446
Li & Fung Ltd.[2]	18,518,000	45,236
Swatch Group Ltd, non-registered shares[2]	146,118	27,083
Swatch Group Ltd[2]	245,770	8,136
Aisin Seiki Co., Ltd.[2]	1,163,500	28,435
		3,247,630

MATERIALS — 6.65%
Barrick Gold Corp.	24,204,070	889,258
Newmont Mining Corp.	13,750,000	532,950
Linde AG2	1,649,000	176,715
Gold Fields Ltd.[2]	17,000,000	164,528
Syngenta AG2	767,825	163,251
BHP Billiton Ltd.[2]	5,000,000	128,494
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	6,150,000	108,855
Cia. Vale do Rio Doce, ordinary nominative (ADR)	1,000,000	19,150
Rohm and Haas Co.	1,393,500	97,545
Impala Platinum Holdings Ltd.[2]	4,300,000	87,438
Alcoa Inc.	3,789,800	85,574
E.I. du Pont de Nemours and Co.	2,000,000	80,600
Weyerhaeuser Co.	1,300,000	78,754
Holcim Ltd.[2]	1,028,571	75,362
Nitto Denko Corp.[2]	2,735,000	69,522
ArcelorMittal[2]	1,340,000	66,978
Rio Tinto PLC[2]	1,063,750	66,226
Akzo Nobel NV2	1,325,000	63,656
First Quantum Minerals Ltd.	1,460,000	54,996
POSCO[2]	95,000	35,134
UPM-Kymmene Oyj[2]	1,492,000	23,449
		3,068,435

TELECOMMUNICATION SERVICES — 4.31%
Koninklijke KPN NV2	36,524,850	526,074
Vodafone Group PLC[2]	221,806,249	490,303
NTT DoCoMo, Inc.[2]	187,285	302,315
Telefónica, SA2	8,161,000	194,953
América Móvil, SAB de CV, Series L (ADR)	4,047,900	187,661
Telecom Italia SpA[2]	43,980,000	65,577
Telecom Italia SpA, nonvoting[2]	47,664,000	53,879
AT&T Inc.	3,138,720	87,633
Singapore Telecommunications Ltd.[2]	36,335,520	83,244
		1,991,639

UTILITIES — 2.26%
GDF Suez[2]	8,407,476	439,613
E.ON AG2	5,250,000	265,688
CLP Holdings Ltd.[2]	17,880,000	144,425
Veolia Environnement[2]	2,829,375	116,596
RWE AG2	800,000	76,866
		1,043,188

MISCELLANEOUS — 3.28%
Other common stocks in initial period of acquisition		1,516,446

Total common stocks (cost: $37,397,378,000)		40,906,151

	Principal amount
Short-term securities — 11.37%	(000)

U.S. Treasury Bills 1.38%–1.905% due 10/9/2008–2/19/2009	$667,700	666,380
Freddie Mac 2.08%–2.54% due 10/20–12/4/2008	650,700	649,359
Fannie Mae 2.07%–2.58% due 10/8–12/3/2008	606,800	605,572
Federal Home Loan Bank 2.06%–2.445% due 10/15–12/29/2008	516,200	514,962
American Honda Finance Corp. 2.22%–2.23% due 10/16–12/5/2008	232,200	231,342
Nestlé Capital Corp. 2.01%–2.16% due 10/14–11/20/2008[4]	120,400	120,118
Nestlé Finance International Ltd. 2.15%–2.40% due 11/14/2008–1/23/2009	85,300	84,750
BASF AG 2.22%–3.00% due 10/10–12/3/2008[4]	192,040	191,420
General Electric Capital Corp. 2.05%–2.38% due 11/21–12/12/2008	173,000	172,091
KfW 2.20%–2.26% due 10/24–11/14/2008[4]	156,800	156,401
European Investment Bank 2.21%–2.22% due 11/10–12/8/2008	150,000	149,113
Caisse d’Amortissement de la Dette Sociale 2.15%–2.20% due 10/8–12/12/2008	140,000	139,059
Swedish Export Credit Corp. 2.25%–2.36% due 10/2–11/19/2008	134,000	133,713
Eksportfinans ASA 2.18%–2.35% due 11/4–12/2/2008[4]	131,100	130,488
Jupiter Securitization Co., LLC 5.50% due 10/1/2008[4]	58,900	58,891
JP Morgan Chase & Co. 2.62% due 10/6/2008	50,000	49,978
CBA (Delaware) Finance Inc. 2.745% due 10/7/2008	100,000	99,948
CAFCO, LLC 2.78% due 10/9/2008[4]	100,000	99,927
Hewlett-Packard Co. 2.17% due 10/3–10/17/2008[4]	79,500	79,444
Coca-Cola Co. 2.15% due 1/16/2009[4]	75,000	74,271
AstraZeneca PLC 2.69% due 12/1/2008[4]	74,200	73,830
Procter & Gamble International Funding S.C.A. 2.20% due 12/17/2008[4]	63,300	62,900
Bank of America Corp. 2.65% due 12/9/2008	33,700	33,448
Enterprise Funding Corp. 2.55% due 10/8/2008[4]	25,000	24,986
Concentrate Manufacturing Co. of Ireland 2.25% due 10/21/2008[4]	50,000	49,934
Export Development Canada 2.13% due 11/7/2008	50,000	49,888
HSBC USA Inc. 2.595% due 11/3/2008	50,000	49,874
Rabobank USA Financial Corp. 2.56% due 11/18/2008	50,000	49,779
AT&T Inc. 2.13% due 11/19/2008[4]	50,000	49,768
Federal Farm Credit Banks 2.04% due 11/17/2008	49,000	48,913
Siemens Capital Co. LLC 2.08% due 10/6/2008[4]	40,000	39,986
Chevron Funding Corp. 2.25% due 10/27/2008	40,000	39,932
Novartis Finance Corp. 2.18%–2.20% due 10/17–11/21/2008[4]	39,400	39,264
Toronto-Dominion Holdings USA Inc. 2.295% due 10/10/2008[4]	34,600	34,578
Toyota Motor Credit Corp. 2.54% due 11/25/2008	31,200	31,029
National Australia Funding (Delaware) Inc. 2.68% due 10/2/2008[4]	29,000	28,996
Eaton Corp. 2.30% due 10/27/2008[4]	28,195	28,146
BNP Paribas Finance Inc. 2.50% due 10/14/2008	25,900	25,875
Liberty Street Funding Corp. 2.54% due 10/1/2008[4]	25,000	24,998
BP Capital Markets PLC 2.20% due 11/19/2008[4]	25,000	24,885
Stadshypotek Delaware Inc. 2.60% due 10/7/2008[4]	20,800	20,789
Electricité de France 2.20% due 11/4/2008[4]	12,500	12,473

Total short-term securities (cost: $5,252,328,000)		5,251,498

Total investment securities (cost: $42,649,706,000)		46,157,649
Other assets less liabilities		20,894

Net assets		$46,178,543

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
 was $21,100,514,000, which represented 45.69% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,436,825,000, which represented 3.11% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-907-1108O-S15837

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. as of September 30, 2008, and for the year then ended and have issued our unqualified report thereon dated November 5, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of September 30, 2008 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: December 8, 2008

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer and Principal Financial Officer

Date: December 8, 2008